EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Taylor Morrison Home Corporation (the “Company”) for the period ending December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Louis Steffens, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 23, 2022	/s/ Louis Steffens
Louis Steffens
Executive Vice President and Chief Financial Officer
Taylor Morrison Home Corporation